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                                                                    EXHIBIT 10.2

RECORDING REQUESTED BY
AND WHEN RECORDED, RETURN TO:

Orrick, Herrington & Sutcliffe
Old Federal Reserve Bank Building
400 Sansome Street
San Francisco, CA  94111
Attn:  James W. Miller, Esq.

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                 FIRST AMENDMENT TO FACILITY 2 LEASE AGREEMENT,
                           CONSTRUCTION DEED OF TRUST
                            WITH ASSIGNMENT OF RENTS,
                      SECURITY AGREEMENT AND FIXTURE FILING

        THIS FIRST AMENDMENT TO FACILITY 2 LEASE AGREEMENT, CONSTRUCTION DEED OF TRUST WITH ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Amendment"), dated as of August 28, 1997, is entered into by and between:

        (1) NOVELLUS SYSTEMS, INC., a California corporation ("Lessee"); and

        (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor").



                                    RECITALS

        A. Lessee, Lessor, each of the financial institutions listed in Schedule I to the Participation Agreement (referred to below) (collectively, the "Participants"), and ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent"), are parties to a Participation Agreement dated as of June 9, 1997, as amended by a letter agreement dated June 20, 1997 (as so amended, the "Participation Agreement").

        B. Lessee and Lessor are parties to that certain Facility 2 Lease Agreement, Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing dated as of June 9, 1997, and recorded on June 10, 1997, in the Official Records of Santa Clara County, California, as Document No. 13735220 (the "Facility 2 Lease Agreement").

        C. Pursuant to the terms of the Participation Agreement, Lessee has requested that Lessor acquire that certain real property described in Exhibit A attached hereto (the "Tract 7 Land") and made a part hereof.

        D. Lessee and Lessor now desire to amend the Facility 2 Lease Agreement to add the Tract 7 Land to the property under the Facility 2 Lease Agreement and to make certain other changes.

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                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee and Lessor hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO THE FACILITY 2 LEASE AGREEMENT. The Facility 2 Lease Agreement is hereby amended as follows:

               (a) Subparagraph 3.03(a) is amended by changing clause (ii) thereof to read in its entirety as follows:

                      (ii) At all times during the Term, property insurance
               covering loss or damage by fire, flood, earthquake and other risks in an amount not less than the then current replacement cost of the Improvements on the Facility 2 Property, provided that any property insurance for fire, flood and other risks shall not be required to cover the cost of foundations and underground improvements but any earthquake policy or coverage shall cover foundations and underground improvements. Earthquake insurance shall be required only if it is commercially reasonably available, as reasonably determined by Lessor and Required Participants. The amount of earthquake insurance coverage shall be the lesser of $50,000,000 or 37.5% of the value of the Improvements. Lessee shall obtain and provide to Lessor and the Agent evidence of such earthquake insurance within thirty (30) days after the Closing Date.

               (b) Exhibit A(1) is amended by adding thereto the property description set forth in Exhibit A to this Amendment. Without limiting the effect of such addition, Lessee and Lessor specifically acknowledge and agree that, on and after the date hereof, (i) the lien of the Facility 2 Lease Agreement includes all of Lessee's right, title and interest in and to the Tract 7 Land and (ii) the term "Facility 2 Land" as defined in the Facility 2 Lease Agreement includes the Tract 7 Land.

        3. EFFECT OF THIS AMENDMENT. On and after the date of this Amendment, each reference in the Facility 2 Lease Agreement and the other Operative Documents to the Facility 2 Lease Agreement shall mean the Facility 2 Lease Agreement as amended hereby. Except as specifically amended above, (a) the Facility 2 Lease Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent,


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nor constitute a waiver of any provision of the Facility 2 Lease Agreement or any other Operative Document.

        4.     MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The signature page and acknowledgment of any counterpart may be removed therefrom and attached to any other counterpart to evidence execution thereof by all of the parties hereto without affecting the validity thereof.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



                          [The signature page follows.]


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        IN WITNESS WHEREOF, Lessee and Lessor have caused this Amendment to be executed as of the day and year first above written.



LESSEE:                             NOVELLUS SYSTEMS, INC.

                                    By:_________________________________

                                        Name:____________________________

                                        Title:_____________________________



LESSOR:                            LEASE PLAN NORTH AMERICA, INC.

                                    By:_________________________________

                                        Name:____________________________

                                        Title:_____________________________

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